ARTHUR ANDERSEN LLP




                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



To Alteon Inc.


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 20, 1997 included in Alteon Inc.'s Form 10-K for the year ended December 31, 1996 and to all references to our firm included in this registration statement.


                                                  /s/ Arthur
Andersen LLP
                                                  ARTHUR ANDERSEN
LLP


Roseland, New Jersey
May 28, 1997